SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 2 TO

                           CURRENT REPORT ON FORM 8-K

                             DATED JANUARY 31, 1996

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    JANUARY 31, 1996

                              STAT HEALTHCARE, INC.
               (Exact name of registrant as specified in charter)

         DELAWARE                1-13604                      76-0443952
(State or other jurisdiction   (Commission                 (IRS Employer
    of incorporation)          File Number)             Identification No.)

           12450 GREENSPOINT DRIVE, SUITE 1200, HOUSTON, TEXAS 77060
              (Address of principal Executive offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 872-6900

                                    NO CHANGE
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         This Form 8-K/A is being filed to include in the Current Report on Form 8-K dated January 31, 1996 the financial statements and pro forma financial information required by Item 7.

         (a)      Financial statements of business acquired.

         The required financial statements of the business acquired (Amedica, Ltd.) as of December 31, 1995 and 1994 and for the years then ended consists of the following unaudited balance sheet and operations information.

Balance sheet information:                       1995                 1994
                                                 ----                 ----
     Current assets.....................        $128,000             $63,000
     Total assets.......................         135,000              64,000
     Current liabilities................          25,000                ---
     Total liabilities..................         150,000                ---
     Partners' capital..................         (15,000)             64,000
                                                ========              ======
Operations information:
     Revenue............................        $439,000            $347,000
     Expenses...........................         518,000             312,000
     Net income (loss)..................         (79,000)             35,000
                                                ========              ======

         (b)      Pro forma financial information.

         Unaudited pro forma results of operations of the registrant for the year ended December 31, 1995, giving effect to the Amedica, Ltd. acquisition as though it had occured on January 1, 1995, are as follows:

Net service revenues ....................           $14,563,000
Net income...............................               598,000
                                                    ===========
Net income per common share..............           $      0.19
                                                    ===========

         The required pro forma financial information of the registrant, showing the effects of the HEMA Contract and the Amedica, Ltd. intangible asset acquisit ons on the registrant's balance sheet at December 31, 1995, is as follows:

         ASSETS                                                                           AS REPORTED              PRO FORMA
                                                                                            ---------              ---------
Cash and cash equivalents.....................................................             $1,763,000              $ 603,000
Intangible assets:
     Covenants not to compete.................................................                    ---                120,000
     Contract rights..........................................................                    ---              1,150,000
     Excess of cost over fair value of assets acquired........................                    ---                200,000
All other assets..............................................................              4,097,000              4,097,000
                                                                                            ---------              ---------
      Total assets............................................................             $5,860,000             $6,170,000
                                                                                           ==========             ==========
         LIABILITIES AND SHAREHOLDERS' EQUITY
Total Liabilities.............................................................             $1,165,000             $1,165,000
                                                                                           ----------             ----------
Common Stock subject to rescission, 67,904 shares.............................                    ---             $  310,000
Common Stock, $.01 par value.  Authorized 10,000,000 shares; issued and
         outstanding 3,623,332 and 3,691,236, respectively....................                 36,000                 36,000
Capital in excess of par value................................................              3,857,000              3,857,000
Retained earnings.............................................................                802,000                802,000
                                                                                           ----------             ----------
Total shareholders' equity....................................................              4,695,000              4,695,000
                                                                                            ---------              ---------
     Total liabilities and shareholders' equity...............................             $5,860,000             $6,170,000
                                                                                           ==========             ==========

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 20, 1996                                  STAT HEALTHCARE, INC.

                                              By: /s/    NED E. CHAPMAN
                                                         Ned E. Chapman
                                                         Chief Financial Officer

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